UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2011

Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Additional Shareholder information	27

Dividend reinvestment plan	28

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the six-month reporting period ended May 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the six months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary (cont’d)

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. These setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from maturing agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of maturing securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent. The

Western Asset Investment Grade Defined Opportunity Trust Inc.	V

Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Fixed income market review

In November 2010 (prior to the beginning of the reporting period), financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. This caused a number of the spread sectors (non-Treasuries) to weaken during the month. While most U.S. spread sectors regained their footing during the first five months of the reporting period, others, such as emerging market debt, produced mixed results given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan. In May, the U.S. spread sectors generally posted positive results, but underperformed equal-durationv Treasuries. This occurred as economic data were often worse-than-expected and Treasuries rallied sharply given increased investor risk aversion.

Both short- and long-term Treasury yields fluctuated during the six months ended May 31, 2011. When the period began, two- and ten-year Treasury yields were 0.45% and 2.81%, respectively. Both two- and ten-year yields moved sharply higher in late 2010 and early 2011 given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. Yields again moved higher toward the end of March as investor risk appetite resumed, but then declined in April and May given disappointing economic data. When the period ended on May 31, 2011, two-year Treasury yields were where they began the period at 0.45% and ten-year Treasury yields were 3.05%. For the six months ended May 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 1.91%.

Posting positive returns for each of the six months, the U.S. high-yield bond market produced strong results during the reporting period. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 7.93% for the six months ended May 31, 2011.

Despite periods of heightened volatility, the emerging market debt asset class generated a positive return for the six-month reporting period. Investor concerns regarding interest rate hikes in China and unrest in the Middle East and Northern Africa dragged the asset class down from November 2010 (prior to the beginning of the reporting period) through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through May. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 3.58% over the six months ended May 31, 2011.

Performance review

For the six months ended May 31, 2011, Western Asset Investment Grade

VI	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary (cont’d)

Defined Opportunity Trust Inc. returned 4.50% based on its net asset value (“NAV”)ix and 4.98% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Indexx, returned 3.12% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagexi returned 4.55% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.66 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$21.59 (NAV)	4.50%
$21.12 (Market Price)	4.98%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

Western Asset Investment Grade Defined Opportunity Trust Inc.	VII

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of May 31, 2011 and November 30, 2010 and does not include derivatives, such as futures contacts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡  Prior year percentages have been restated to reflect current period classifications.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — May 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
Govt	— Government
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.4%
Consumer Discretionary — 9.2%
Automobiles — 1.0%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$1,000,000	$ 1,279,092
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	1,180,000	1,171,735
Total Automobiles				2,450,827
Hotels, Restaurants & Leisure — 0.8%
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,412,500
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000	375,600
Total Hotels, Restaurants & Leisure				1,788,100
Media — 6.5%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	2,709,962
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,679,432
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,367,188
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,000,000	1,074,000	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,634,305
Omnicom Group Inc., Notes	6.250%	7/15/19	1,700,000	1,938,134
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	582,627
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,407,377
United Business Media Ltd., Notes	5.750%	11/3/20	300,000	300,956	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,179,212
Total Media				14,873,193
Specialty Retail — 0.4%
Gap Inc., Senior Notes	5.950%	4/12/21	970,000	952,572
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,000,000	1,145,000
Total Consumer Discretionary				21,209,692
Consumer Staples — 4.7%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	1,000,000	1,278,545
Food & Staples Retailing — 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	600,000	709,384
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	890,000	944,888	(a)
Total Food & Staples Retailing				1,654,272
Food Products — 1.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,030,000	1,129,433
Ralcorp Holdings Inc., Senior Secured Notes	4.950%	8/15/20	600,000	614,437
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000	941,175
Total Food Products				2,685,045

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	5

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 2.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$1,000,000	$ 1,323,004
Altria Group Inc., Senior Notes	4.750%	5/5/21	220,000	222,685
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	647,772
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	549,963
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,000,000	2,420,242
Total Tobacco				5,163,666
Total Consumer Staples				10,781,528
Energy — 12.3%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	420,000	419,334
Ensco PLC, Senior Notes	4.700%	3/15/21	390,000	399,664
Total Energy Equipment & Services				818,998
Oil, Gas & Consumable Fuels — 11.9%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	384,580
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	340,000	391,294
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	770,000	822,549
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	138,415
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	161,565
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,797,995
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,327,813	(a)
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,080,000	1,438,923
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	2,000,000	2,409,076
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	965,952
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,804,419
Hess Corp., Notes	7.875%	10/1/29	440,000	568,400
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	549,073
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,528,274
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	904,437
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	696,865
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,047,983
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,181,770
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,200,000	1,282,836
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	261,163
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	1,165,000
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	1,798,657
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	952,650	(a)
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	919,124
Williams Cos. Inc., Notes	7.875%	9/1/21	1,490,000	1,945,572
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	100,000	126,668

See Notes to Financial Statements.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$240,000	$332,090
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	497,778
Total Oil, Gas & Consumable Fuels				27,400,921
Total Energy				28,219,919
Financials — 35.5%
Capital Markets — 8.4%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,885,784
Credit Suisse New York, Senior Notes	5.300%	8/13/19	560,000	613,306
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,609,626
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	586,966
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	485,518
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,586,060
Jefferies Group Inc., Senior Notes	5.125%	4/13/18	670,000	678,784
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,129,740
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,972,470
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,008,666
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	206,142
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,530,000	1,630,844
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	790,000	827,654
Total Capital Markets				19,221,560
Commercial Banks — 7.2%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	240,000	247,800	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	250,000	257,187	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,100,000	1,100,911
BNP Paribas, Senior Notes	5.000%	1/15/21	10,000	10,220
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	642,142	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	505,424	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	110,000	115,871	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	1,210,000	1,223,792
HSBC Holdings PLC, Senior Notes	5.100%	4/5/21	430,000	448,307
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	1,350,000	1,463,724	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	630,000	668,086
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	870,000	869,975	(a)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,240,282
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	120,000	123,324

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	7

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	$740,000	$748,307
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	100,000	105,183
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	700,236	(a)
Societe Generale, Senior Notes	5.200%	4/15/21	1,180,000	1,191,263	(a)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	4,956,886
Total Commercial Banks				16,618,920
Consumer Finance — 3.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,500,000	1,659,375
American Express Co., Senior Notes	8.125%	5/20/19	2,760,000	3,565,087
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,620,000	1,738,522	(a)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,850,000	2,043,460
Total Consumer Finance				9,006,444
Diversified Financial Services — 10.6%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,285,700
Bank of America Corp., Senior Notes	5.625%	7/1/20	240,000	252,488
Citigroup Inc., Senior Notes	6.000%	12/13/13	550,000	603,268
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	335,855
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,516,103
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	628,859
Citigroup Inc., Senior Notes	6.875%	3/5/38	3,000,000	3,487,467
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,765,381
General Electric Capital Corp., Notes	5.300%	2/11/21	1,100,000	1,157,544
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	790,000	886,257
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	1,150,000	1,169,194
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,540,000	2,994,203
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	927,450
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	221,170
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	371,250
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	140,400	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	730,300	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,030,000	1,133,000	(a)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,715,152
Total Diversified Financial Services				24,321,041

See Notes to Financial Statements.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 4.1%
ACE INA Holdings Inc., Senior Notes	5.600%	5/15/15	$1,300,000	$1,456,036
American International Group Inc., Senior Notes	6.400%	12/15/20	1,500,000	1,636,870
Chubb Corp., Senior Notes	6.500%	5/15/38	600,000	698,341
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	330,782
ING Capital Funding Trust III, Junior Subordinated Bonds	3.907%	9/30/11	410,000	397,581	(b)(c)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,500,000	1,781,337
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	672,157	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,245,195	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	445,121
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	860,000	853,027
Total Insurance				9,516,447
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	676,645	(a)
Westfield America Trust, Senior Notes	4.625%	5/10/21	120,000	119,997	(a)
Total Real Estate Investment Trusts (REITs)				796,642
Thrifts & Mortgage Finance — 1.0%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	1,870,000	1,958,763
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	270,000	278,209
Total Thrifts & Mortgage Finance				2,236,972
Total Financials				81,718,026
Health Care — 5.0%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,000,000	1,115,000	(d)
Health Care Providers & Services — 3.0%
AmerisourceBergen Corp., Senior Notes	4.875%	11/15/19	440,000	469,806
CIGNA Corp., Senior Notes	4.500%	3/15/21	470,000	476,646
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	578,029	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,146,602
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,180,979
McKesson Corp., Senior Notes	4.750%	3/1/21	650,000	684,420
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000	1,150,000
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,347,186
Total Health Care Providers & Services				7,033,668

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	9

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 1.5%
Pfizer Inc., Senior Notes	7.200%	3/15/39	$560,000	$718,154
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,100,000	1,287,669	(a)
Wyeth, Notes	5.950%	4/1/37	1,300,000	1,442,546
Total Pharmaceuticals				3,448,369
Total Health Care				11,597,037
Industrials — 3.4%
Aerospace & Defense — 0.2%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	460,000	476,100
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	823,401
Airlines — 0.9%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	169,942	176,740
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	771,052	835,628
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	527,152	574,595
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	230,713	264,166
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	200,007	227,748
Total Airlines				2,078,877
Commercial Services & Supplies — 1.2%
Avery Dennison Corp., Senior Notes	5.375%	4/15/20	420,000	453,776
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	242,977
Republic Services Inc., Senior Notes	4.750%	5/15/23	850,000	855,766
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,000,000	1,138,750	(a)
Total Commercial Services & Supplies				2,691,269
Machinery — 0.4%
Caterpillar Inc., Senior Notes	5.200%	5/27/41	920,000	933,334
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	650,000	786,500
Total Industrials				7,789,481
Information Technology — 0.7%
Electronic Equipment, Instruments & Components — 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	630,000	650,372

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
IT Services — 0.2%
Mantech International Corp., Senior Notes	7.250%	4/15/18	$540,000	$572,400
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	430,799
Total Information Technology				1,653,571
Materials — 6.9%
Chemicals — 0.2%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	530,000	549,813
Containers & Packaging — 0.7%
Ball Corp., Senior Notes	6.625%	3/15/18	180,000	186,300
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,300,000	1,361,750
Total Containers & Packaging				1,548,050
Metals & Mining — 4.8%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	960,000	965,798	(a)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	620,000	634,049
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	2,770,000	3,040,139
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,671,528
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	269,747
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,317,770
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,000,000	1,136,404	(a)
Total Metals & Mining				11,035,435
Paper & Forest Products — 1.2%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	500,000	485,000
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,030,000	1,187,731	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	900,000	981,000
Total Paper & Forest Products				2,653,731
Total Materials				15,787,029
Telecommunication Services — 7.7%
Diversified Telecommunication Services — 5.4%
AT&T Inc., Global Notes	5.600%	5/15/18	2,000,000	2,252,486
AT&T Inc., Global Notes	6.550%	2/15/39	650,000	719,522
British Telecommunications PLC, Bonds	9.875%	12/15/30	2,000,000	2,860,494
Deutsche Telekom International Finance BV, Bonds	8.750%	6/15/30	800,000	1,097,230
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,640,867
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	1,000,000	1,322,001
Qwest Corp., Senior Notes	7.875%	9/1/11	500,000	507,500
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	1,072,778
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	410,000	458,202
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	430,000	620,300
Total Diversified Telecommunication Services				12,551,380

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	11

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 2.3%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	$2,000,000	$2,623,870
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,193,955
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,250,000	1,385,937
Total Wireless Telecommunication Services				5,203,762
Total Telecommunication Services				17,755,142
Utilities — 7.0%
Electric Utilities — 5.3%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	681,682
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	694,851
FirstEnergy Corp., Notes	7.375%	11/15/31	2,230,000	2,599,736
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,161,325	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,108,511
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,137,170
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	800,000	1,040,290
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	873,443
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,000,000	2,185,000
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	759,881
Total Electric Utilities				12,241,889
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,922,629
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,196,250
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	653,848
Total Utilities				16,014,616
Total Corporate Bonds & Notes (Cost — $189,855,912)				212,526,041
Collateralized Senior Loans — 2.9%
Consumer Discretionary — 1.8%
Hotels, Restaurants & Leisure — 1.0%
CCM Merger Inc., Term Loan B	7.000%	3/1/17	948,244	963,771	(e)
VML U.S. Finance LLC, Term Loan B3	4.700%	5/25/12	449,723	450,192	(e)
VML U.S. Finance, Term Loan B	4.700%	5/27/13	778,589	779,400	(e)
Total Hotels, Restaurants & Leisure				2,193,363
Media — 0.8%
Cengage Learning Acquisitions Inc., Term Loan	2.440%	7/3/14	982,188	918,040	(e)
Nielsen Finance LLC, Term Loan B	3.956%	5/2/16	980,094	977,745	(e)
Total Media				1,895,785
Total Consumer Discretionary				4,089,148

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 0.4%
Health Care Equipment & Supplies — 0.4%
Fenwal Inc., First lien Term Loan	2.441 - 2.504%	2/28/14	$975,703	$933,423	(e)
Information Technology — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B	4.195%	3/23/18	401,246	375,576	(e)
First Data Corp., Term Loan B2	2.945%	9/24/14	486,648	456,511	(e)
Total Information Technology				832,087
Utilities — 0.3%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.735%	10/10/17	944,308	747,715	(e)
Total Collateralized Senior Loans (Cost — $6,163,498)				6,602,373
Sovereign Bonds — 1.0%
Russia — 1.0%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,154,440	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	865,000	1,021,245	(a)
Total Sovereign Bonds (Cost — $1,882,160)				2,175,685
Municipal Bonds — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	530,000	559,542
Illinois State, GO	5.877%	3/1/19	530,000	557,067
Total Municipal Bonds (Cost — $1,060,000)				1,116,609

			Shares
Preferred Stocks — 1.5%
Financials — 1.5%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		7,725	225,416
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		82,100	2,156,767	(b)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		39,950	1,113,806	(b)
Total Preferred Stocks (Cost — $3,295,468)				3,495,989
Total Investments before Short-Term Investments (Cost — $202,257,038)				225,916,697

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	13

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.2%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100 - 0.120%	1/10/12	$ 423,000	$ 422,712	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	45,000	44,969	(f)(g)
Total Short-Term Investments (Cost — $467,662)				467,681
Total Investments — 98.5% (Cost — $202,724,700#)				226,384,378
Other Assets in Excess of Liabilities — 1.5%				3,542,252
Total Net Assets — 100.0%				$229,926,630

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO — General Obligation

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2011

Assets:
Investments, at value (Cost — $202,724,700)	$226,384,378
Cash	495,179
Interest receivable	3,574,019
Receivable for securities sold	2,089,895
Prepaid expenses	18,150
Total Assets	232,561,621

Liabilities:
Payable for securities purchased	2,413,203
Investment management fee payable	126,784
Payable to broker — variation margin on open futures contracts	35,797
Directors’ fees payable	1,482
Accrued expenses	57,725
Total Liabilities	2,634,991
Total Net Assets	$229,926,630

Net Assets:
Par value ($0.001 par value; 10,647,227 shares issued and outstanding; 100,000,000 shares authorized)	$ 10,647
Paid-in capital in excess of par value	202,996,710
Undistributed net investment income	1,601,032
Accumulated net realized gain on investments and futures contracts	1,910,520
Net unrealized appreciation on investments and futures contracts	23,407,721
Total Net Assets	$229,926,630

Shares Outstanding	10,647,227

Net Asset Value	$21.59

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended May 31, 2011

Investment Income:
Interest	$7,009,385
Dividends	54,927
Total Investment Income	7,064,312

Expenses:
Investment management fee (Note 2)	733,556
Excise tax (Note 1)	32,076
Audit and tax	27,175
Transfer agent fees	22,517
Shareholder reports	22,513
Directors’ fees	21,059
Legal fees	13,440
Stock exchange listing fees	12,169
Fund accounting fees	9,434
Insurance	2,925
Custody fees	1,584
Miscellaneous expenses	2,893
Total Expenses	901,341
Net Investment Income	6,162,971

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,096,392
Futures contracts	(438,298)
Net Realized Gain	1,658,094
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,097,322
Futures contracts	(261,540)
Change in Net Unrealized Appreciation (Depreciation)	1,835,782
Net Gain on Investments and Futures Contracts	3,493,876
Increase in Net Assets From Operations	$9,656,847

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2011 (unaudited) and the Year Ended November 30, 2010	2011	2010

Operations:
Net investment income	$ 6,162,971	$ 12,436,272
Net realized gain	1,658,094	2,453,238
Change in net unrealized appreciation (depreciation)	1,835,782	6,637,939
Increase in Net Assets From Operations	9,656,847	21,527,449

Distributions to Shareholders From (Note 1):
Net investment income	(5,563,051)	(12,415,724)
Net realized gains	(1,509,735)	(866,916)
Decrease in Net Assets From Distributions to Shareholders	(7,072,786)	(13,282,640)

Fund Share Transactions:
Reinvestment of distributions (294 and 104,377 shares issued, respectively)	5,080	2,141,098
Increase in Net Assets From Fund Share Transactions	5,080	2,141,098
Increase in Net Assets	2,589,141	10,385,907

Net Assets:
Beginning of period	227,337,489	216,951,582
End of period*	$229,926,630	$227,337,489
*Includes undistributed net investment income of:	$1,601,032	$1,001,112

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2011[1]	2010[2]	2009[2,3]

Net asset value, beginning of period	$21.35	$20.58	$19.06 [4]

Income from operations:
Net investment income	0.58	1.17	0.44
Net realized and unrealized gain	0.32	0.85	1.50
Total income from operations	0.90	2.02	1.94

Less distributions from:
Net investment income	(0.52)	(1.17)	(0.42)
Net realized gains	(0.14)	(0.08)	—
Total distributions	(0.66)	(1.25)	(0.42)

Net asset value, end of period	$21.59	$21.35	$20.58

Market price, end of period	$21.12	$20.79	$19.64
Total return, based on NAV[5,6]	4.50%	10.28%	10.32%
Total return, based on market price[6]	4.98%	12.52%	0.33%

Net assets, end of period (000s)	$229,927	$227,337	$216,952

Ratios to average net assets:
Gross expenses	0.80%[7]	0.81%	0.86%[7]
Net expenses[8]	0.80 [7]	0.81	0.83 [7,9]
Net investment income	5.46 [7]	5.60	5.12 [7]

Portfolio turnover rate	26%	31%	19%

1	For the six months ended May 31, 2011 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period June 26, 2009 (commencement of operations) through November 30, 2009.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	Annualized.
8	The impact of compensating balance arrangements, if any, was less than 0.01%.
9	The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	19

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$212,526,041	—	$212,526,041
Collateralized senior loans	—	6,602,373	—	6,602,373
Sovereign bonds	—	2,175,685	—	2,175,685
Municipal bonds	—	1,116,609	—	1,116,609
Preferred stocks	$3,495,989	—	—	3,495,989
4Total long-term investments	$3,495,989	$222,420,708	—	$225,916,697
Short-term investments†	—	467,681	—	467,681
Total investments	$3,495,989	$222,888,389	—	$226,384,378
Other financial instruments:
Futures contracts	2,189	—	—	2,189
Total	$3,498,178	$222,888,389	—	$226,386,567

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$254,146	—	—	$254,146

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	21

Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund may enter into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31 2011, the Fund did not have any open derivative transactions with credit related contingent features.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	23

the distributions from such taxable income for the year. The Fund paid $75,944 of federal excise tax attributable to calendar year 2010 in March 2011.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2011, no provision for income tax would be required in the Fund’s financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$48,421,055	$10,342,826
Sales	49,136,346	10,800,666

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,695,748
Gross unrealized depreciation	(36,070)
Net unrealized appreciation	$23,659,678

At May 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	14	9/11	$ 1,665,780	$ 1,667,969	$ 2,189
Contracts to Sell:
U.S. Treasury 2-Year Notes	9	9/11	1,970,065	1,972,688	(2,623)
U.S. Treasury 10-Year Notes	138	9/11	16,732,075	16,920,094	(188,019)
U.S. Treasury 30-Year Bonds	71	9/11	8,800,402	8,863,906	(63,504)
					(254,146)
Net unrealized loss on open futures contracts					$(251,957)

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2011.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report	25

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$2,189

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$ 254,146
1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$ (438,298)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$ (261,540)

During the six months ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 2,828,315
Futures contracts (to sell)	15,848,183

5. Distributions Subsequent to May 31, 2011

On May 16, 2011, the Fund’s Board of Directors declared three distributions, each in the amount of $0.1045 per share, payable on June 24, 2011, July 29, 2011 and August 26, 2011 to shareholders of record on June 17, 2011, July 22, 2011 and August 19, 2011, respectively.

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Other Tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending November 30, 2012.

Western Asset Investment Grade Defined Opportunity Trust Inc.	27

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on March 31, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Votes For	Common Shares Votes Withheld
Leslie H. Gelb	8,667,733	162,623
William R. Hutchinson	8,687,050	143,306
R. Jay Gerken, CFA	8,702,318	128,038

At May 31, 2011, in addition to Leslie H. Gelb, William R. Hutchinson and R. Jay Gerken, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Riordan Roett
Jeswald W. Salacuse

28	Western Asset Investment Grade Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Western Asset Investment Grade Defined Opportunity Trust Inc.	29

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft Protection Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

IGI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX012742 7/11 SR11-1413

ITEM 2.                                                   CODE OF ETHICS.

Not applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	July 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	July 25, 2011